Exhibit 99.06

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[GRAPHIC]

Executing the Plan

Achieving
the Potential

Dick Kelly

President and Chief Executive Officer

Keys to Success

•                  Strong operational performance

•                  Manage construction program

•                  Practice environmental stewardship

•                  Supportive regulatory treatment

•                  Financial strength